CONTACTS: John Ambler Vice President Corporate Communications T - (412) 433-2407 E - joambler@uss.com	Kevin Lewis Vice President Investor Relations T - (412) 433-6935 E - KLewis@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

UNITED STATES STEEL CORPORATION REPORTS FOURTH QUARTER AND FULL-YEAR 2020 RESULTS

•Fourth quarter 2020 net earnings of $49 million, or $0.22 per diluted share; full-year 2020 net loss of $1,165 million, or $5.92 per diluted share.
•Fourth quarter 2020 adjusted net loss of $60 million, or $0.27 per diluted share; full-year 2020 adjusted net loss of $920 million, or $4.67 per diluted share.
•Fourth quarter 2020 adjusted EBITDA of $87 million; full-year 2020 adjusted EBITDA of $(162) million.
•Liquidity of $3.153 billion, including cash of $1.985 billion.

    PITTSBURGH, January 28, 2021 – United States Steel Corporation (NYSE: X) reported fourth quarter 2020 net earnings of $49 million, or $0.22 per diluted share. Adjusted net loss was $60 million, or $0.27 per diluted share. This compares to fourth quarter 2019 net loss of $668 million, or $3.93 per diluted share. Adjusted net loss for the fourth quarter 2019 was $109 million, or $0.64 per diluted share.

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Full-year 2020 net loss was $1,165 million, or $5.92 per diluted share. Adjusted net loss was $920 million, or $4.67 per diluted share. This compares to full-year 2019 net loss of $630 million, or $3.67 per diluted share. Adjusted net earnings for 2019 were $15 million, or $0.09 per diluted share.

Earnings Highlights

	Quarter Ended		Year Ended
	December 31,		December 31,
(Dollars in millions, except per share amounts)	2020	2019	2020	2019
Net Sales	$2,562	$2,824	$9,741	$12,937
Segment (loss) earnings before interest and income taxes
Flat-Rolled	$(73)	$(79)	$(596)	$196
U. S. Steel Europe	36	(30)	9	(57)
Tubular	(32)	(46)	(179)	(67)
Other Businesses	(6)	(3)	(39)	23
Total segment (loss) earnings before interest and income taxes	$(75)	$(158)	$(805)	$95
Other items not allocated to segments	118	(218)	(270)	(325)
Earnings (loss) before interest and income taxes	$43	$(376)	$(1,075)	$(230)
Net interest and other financial costs	88	71	232	222
Income tax (benefit) provision	(94)	221	(142)	178
Net earnings (loss)	$49	$(668)	$(1,165)	$(630)
Earnings (loss) per diluted share	$0.22	$(3.93)	$(5.92)	$(3.67)

Adjusted net (loss) earnings (a)	$(60)	$(109)	$(920)	$15
Adjusted net (loss) earnings per diluted share (a)	$(0.27)	$(0.64)	$(4.67)	$0.09
Adjusted earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) (a)	$87	$4	$(162)	$711
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

“We finished 2020 strong and are optimistic about the opportunity to deliver incremental value for our stakeholders in 2021,” said U. S. Steel President and CEO David B. Burritt. “Our fourth quarter adjusted EBITDA of $87 million is only just beginning to show the potential of our earnings growth as we begin to realize the benefits of higher prices, adaptive operations, and our continued focus on cost management. Our performance continues to strengthen as we enter 2021 and we are bullish that the market will continue to be fueled by robust demand, low inventories, and supportive raw material prices.”

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Commenting on its Best of BothSM strategy execution in 2020, Burritt continued, “The team at
U. S. Steel created unprecedented value in the trough by continuing our transformation into a world-competitive, Best of Both steel producer. By keeping the business resilient, we were able to execute our number one strategic priority to acquire the remaining stake in Big River Steel. With Big River Steel now fully part of the U. S. Steel portfolio, we are well positioned to drive significant earnings growth while delivering our customers an unmatched value proposition. Our future starts now and we cannot wait to show the world the value that the only Best of Both steel company can create.”
*****
    The Company will conduct a conference call on the fourth quarter and full-year 2020 earnings on Friday, January 29, at 8:30 a.m. Eastern Standard. To listen to the webcast of the conference call, and to access the company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replays of the conference call will be available on the website after 10:30 a.m. on January 29.

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UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	731	699	718	753
U. S. Steel Europe	652	622	626	652
U. S. Steel Europe (€/net ton)	547	562	549	582
Tubular	1,267	1,298	1,271	1,450
Steel shipments (thousands of net tons):(a)
Flat-Rolled	2,257	2,517	8,711	10,700
U. S. Steel Europe	840	757	3,041	3,590
Tubular	74	193	464	769
Total Steel Shipments	3,171	3,467	12,216	15,059

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to Tubular	—	46	101	258
Flat-Rolled to U. S. Steel Europe (iron ore pellets and fines)	506	—	1,418	424
Raw steel production (thousands of net tons):
Flat-Rolled	2,490	2,567	9,313	11,409
U. S. Steel Europe	966	773	3,366	3,903
Tubular	16	—	16	—
Raw steel capability utilization:(b)
Flat-Rolled	58%	60%	55%	67%
U. S. Steel Europe	77%	61%	67%	78%
Tubular (c)	7%	—%	7%	—%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	$93	$179	$484	$943
U. S. Steel Europe	15	42	79	153
Tubular	26	48	159	145
Other Businesses	—	5	3	11
Total	$134	$274	$725	$1,252
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled, 5.0 million net tons for U. S. Steel Europe and 0.9 million net tons for Tubular.
(c) The Fairfield Electric Arc Furnace commenced operation in October 2020. The new 1.6 million ton electric arc furnace is currently used to feed our 0.9 million ton rounds caster. As a result, the Tubular segment now has annual raw steel production capability of 0.9 million tons.The 2020 production as a % of total capability amount is based on an October 1, 2020 start date.

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UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
(Dollars in millions, except per share amounts)	2020	2019	2020	2019
NET SALES	$2,562	$2,824	$9,741	$12,937

Operating expenses (income):
Cost of sales (excludes items shown below)	2,384	2,781	9,558	12,082
Selling, general and administrative expenses	75	66	274	289
Depreciation, depletion and amortization	162	162	643	616
Loss (earnings) from investees	39	(11)	117	(79)
Asset impairment charges	—	—	263	—
Gain on equity investee transactions	—	—	(31)	—
Restructuring charges	8	221	138	275
Net gain on disposal of assets	(147)	(4)	(149)	(1)
Other loss (income), net	(2)	(15)	3	(15)
Total operating expenses	2,519	3,200	10,816	13,167

EARNINGS (LOSS) BEFORE INTEREST AND INCOME TAXES	43	(376)	(1,075)	(230)
Net interest and other financial costs	88	71	232	222

(LOSS) EARNINGS BEFORE INCOME TAXES	(45)	(447)	(1,307)	(452)
Income tax (benefit) provision	(94)	221	(142)	178

Net earnings (loss)	49	(668)	(1,165)	(630)
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—
NET EARNINGS (LOSS) ATTRIBUTABLE TO UNITED STATES STEEL CORPORATION	$49	$(668)	$(1,165)	$(630)

COMMON STOCK DATA:
Net (loss) earnings per share attributable to
United States Steel Corporation stockholders:
Basic	$0.22	$(3.93)	$(5.92)	$(3.67)
Diluted	$0.22	$(3.93)	$(5.92)	$(3.67)
Weighted average shares, in thousands
Basic	220,412	170,041	196,721	171,418
Diluted	223,781	170,041	196,721	171,418
Dividends paid per common share	$0.01	$0.05	$0.04	$0.20

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UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Year Ended
	December 31,
(Dollars in millions)	2020	2019
Cash provided by (used in) operating activities:
Net loss	$(1,165)	$(630)
Depreciation, depletion and amortization	643	616
Asset impairment charges	263	—
Gain on equity investee transactions	(31)	—
Restructuring charges	138	275
Pensions and other post-employment benefits	(21)	101
Deferred income taxes	(130)	202
Net gain on sale of assets	(149)	(1)
Working capital changes	575	276
Income taxes receivable/payable	20	13
Other operating activities	(5)	(170)
Total	138	682

Cash used in investing activities:
Capital expenditures	(725)	(1,252)
Investment in Big River Steel	(9)	(710)
Proceeds from sale of assets	167	4
Proceeds from sale of ownership interests in equity investees	8	—
Investments, net	(4)	—
Total	(563)	(1,958)

Cash provided by (used in) financing activities:
Net change in short-term debt, net of financing costs	170	—
Revolving credit facilities - borrowings, net of financing costs	1,402	860
Revolving credit facilities - repayments	(1,621)	(100)
Issuance of long-term debt, net of financing costs	1,148	702
Repayment of long-term debt	(13)	(155)
Net proceeds from public offering of common stock	410	—
Proceeds from Stelco Option agreement, net of financing costs	94	—
Common stock repurchased	—	(88)
Taxes paid for equity compensation plans	(1)	(7)
Dividends paid	(8)	(35)
Total	1,581	1,177

Effect of exchange rate changes on cash	23	(2)

Net increase (decrease) in cash, cash equivalents and restricted cash	1,179	(101)
Cash, cash equivalents and restricted cash at beginning of the year	939	1,040

Cash, cash equivalents and restricted cash at end of the period	$2,118	$939

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UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)

	December 31,	December 31,
(Dollars in millions)	2020	2019
Cash and cash equivalents	$1,985	$749
Receivables, net	994	1,177
Inventories	1,402	1,785
Other current assets	51	102
Total current assets	4,432	3,813
Operating lease assets	214	230
Property, plant and equipment, net	5,444	5,447
Investments and long-term receivables, net	1,177	1,466
Intangible, net	129	150
Deferred income tax benefits	22	19
Other noncurrent assets	641	483

Total assets	$12,059	$11,608

Accounts payable and other accrued liabilities	1,884	2,054
Payroll and benefits payable	308	336
Short-term debt and current maturities of long-term debt	192	14
Other current liabilities	272	221
Total current liabilities	2,656	2,625
Noncurrent operating lease liabilities	163	177
Long-term debt, less unamortized discount and debt issuance costs	4,695	3,627
Employee benefits	322	532
Other long-term liabilities	344	554
United States Steel Corporation stockholders' equity	3,786	4,092
Noncontrolling interests	93	1

Total liabilities and stockholders' equity	$12,059	$11,608

©2021 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET (LOSS) EARNINGS

	Quarter Ended		Year Ended
	December 31,		December 31,
(Dollars in millions, except per share amounts) (a)	2020	2019	2020	2019
Reconciliation to adjusted net (loss) earnings attributable to United States Steel Corporation
Net earnings (loss) attributable to United States Steel Corporation, as reported	$49	(668)	$(1,165)	$(630)
Asset impairment charge	—	—	263	—
Restructuring and other charges	8	221	131	263
Tubular inventory impairment	—	—	24	—
Big River Steel debt extinguishment charges (b)	18	—	18	—
Uncertain tax positions	—	—	13	—
Big River Steel financing costs	8	—	8	—
Big River Steel transaction and other related costs	3	—	3	—
Fairless property sale	(145)	—	(145)	—
Big River Steel options and forward adjustments	1	7	(39)	7
Gain on previously held investment in UPI	—	—	(25)	—
December 24, 2018 Clairton coke making facility fire	(2)	(3)	(6)	41
Tax valuation allowance	—	334	—	334
Total adjustments	(109)	559	245	645
Adjusted net (loss) earnings attributable to United States Steel Corporation	$(60)	$(109)	$(920)	$15

Reconciliation to adjusted diluted net (loss) earnings per share
Diluted net earnings (loss) per share	0.22	(3.93)	(5.92)	(3.67)
Asset impairment charge	—	—	1.34	—
Restructuring and other charges	0.04	1.30	0.67	1.53
Tubular inventory impairment	—	—	0.12	—
Big River Steel debt extinguishment charges (b)	0.08	—	0.09	—
Uncertain tax positions	—	—	0.07	—
Big River Steel financing costs	0.04	—	0.04	—
Big River Steel transaction and other related costs	0.01	—	0.02	—
Fairless property sale	(0.66)	—	(0.74)	—
Big River Steel options and forward adjustments	0.01	0.04	(0.20)	0.04
Gain on previously held investment in UPI	—	—	(0.13)	—
December 24, 2018 Clairton coke making facility fire	(0.01)	(0.01)	(0.03)	0.23
Tax valuation allowance	—	1.96	—	1.96
Total adjustments	(0.49)	3.29	1.25	3.76
Adjusted diluted net (loss) earnings per share	$(0.27)	$(0.64)	$(4.67)	$0.09
(a) The adjustments included in this table for the three and twelve months ended December 31, 2020 have been tax effected for our European operations and not tax effected for our U.S. operations due to the full valuation allowance on our domestic deferred tax assets. The 2019 adjustments included in this table have been tax effected through the third quarter of 2019 as a valuation allowance was not applied to our deferred tax assets until the fourth quarter of 2019.

(b) The Big River Steel debt extinguishment charges were related to Big River Steel refinancing activity that was recognized by U. S. Steel through its equity method income.

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA

	Quarter Ended		Year Ended
	December 31,		December 31,
(Dollars in millions)	2020	2019	2020	2019
Reconciliation to Adjusted EBITDA
Net earnings (loss) attributable to United States Steel Corporation	$49	$(668)	$(1,165)	$(630)
Income tax (benefit) provision	(94)	221	(142)	178
Net interest and other financial costs	88	71	232	222
Depreciation, depletion and amortization expense	162	162	643	616
EBITDA	205	(214)	(432)	386
Asset impairment charge	—	—	263	—
Restructuring and other charges	8	221	138	275
Tubular inventory impairment	—	—	24	—
Big River Steel debt extinguishment charges	18	—	18	—
Big River Steel transaction and other related costs	3	—	3	—
Fairless property sale	(145)	—	(145)	—
Gain on previously held investment in UPI	—	—	(25)	—
December 24, 2018 Clairton coke making facility fire	(2)	(3)	(6)	50
Adjusted EBITDA	$87	$4	$(162)	$711

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    We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share, (loss) earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net (loss) earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
    Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: the asset impairment charge, restructuring and other charges, the Fairless property sale, the Big River Steel options and forward adjustments, the December 24, 2018 Clairton coke making facility fire, the tax valuation allowance, loss on extinguishment of debt and other related costs, the USW labor agreement signing bonus and related costs, Granite City Works restart and related costs and gain on equity investee transactions that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to our ability to realize the level of cost savings, productivity improvement, growth or other anticipated benefits and additional future synergies, including in the time period anticipated, of the acquisition of Big River Steel; our ability to successfully integrate the businesses of Big River Steel into our existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees, as well as differences in operating technologies, cultures, and management philosophies that may delay successful integration; additional debt, which we assumed in connection with the acquisition of Big River Steel and incurred to enhance our liquidity during the COVID-19 pandemic, may negatively impact our credit profile and limit our financial flexibility; business strategies for the combined company's operations; the diversion of management’s attention from ongoing business operations; our ability to retain and hire key personnel, including within the Big River Steel business, and to access our distribution

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channels, including the availability of workforce and subcontractors; potential adverse reactions or changes to business relationships resulting from the completion of the acquisition of Big River Steel; unknown or underestimated liabilities and unforeseen increased expenses or delays associated with the acquisition and integration beyond current estimates; and the risks and uncertainties described in “Item 1A. Risk Factors” of our Annual report on Form 10-K, quarterly reports on Form 10-Q and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.
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2021-005
Founded in 1901, the United States Steel Corporation is a Fortune 250 company and a leading steel producer. Together with its subsidiary Big River Steel and an unwavering focus on safety, the company’s customer-centric Best of BothSM world-competitive integrated and mini mill technology strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 26.2 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

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